EXHIBIT 32
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           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C.ss.1350, as created by Sectionss.906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Equity One, Inc. (the "Company"), who act in such capacity for IRT Partners L.P., hereby certify, to such officers' knowledge, that:

     (i) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2003 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of IRT Partners L.P.


         August 13, 2004                     /s/  CHAIM KATZMAN
                                             ---------------------------------
                                             Chaim Katzman
                                             Chief Executive Officer
                                             Equity One, Inc., general partner





         August 13, 2004                     /s/  HOWARD M. SIPZNER
                                             ----------------------------------
                                             Howard Sipzner
                                             Executive Vice President and
                                             Chief Financial Officer
                                             Equity One, Inc., general partner



A signed original of this written statement required by Section 906 has been provided to LP and will be retained by LP and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished as an exhibit to the Report pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the
Sarbanes-Oxley Act of 2002 and, accordingly, is not being filed with the Securities and Exchange Commission as part of the Report and is not to be incorporated by reference into any filing of LP under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Report, irrespective of any general incorporation language contained in such filing).